                    ACQUISITION OF ASSETS AND LIABILITIES OF

                             EQUITY INCOME PORTFOLIO
                                   a series of
                           THE TRAVELERS SERIES TRUST
                                  One Cityplace
                           Hartford, Connecticut 06103
                                 (800) 842-9368

                        BY AND IN EXCHANGE FOR SHARES OF

                           FI VALUE LEADERS PORTFOLIO
                                   a series of
                         METROPOLITAN SERIES FUND, INC.
                               501 Boylston Street
                           Boston, Massachusetts 02116
                                 (800) 638-7732

                           PROSPECTUS/PROXY STATEMENT


                             DATED FEBRUARY 1, 2006


        This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of Equity Income Portfolio ("Equity Income") for consideration at a Special Meeting of Shareholders to be held on March 14, 2006 at 10:00 a.m. Eastern time at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and any adjournments thereof (the "Meeting").

                                     GENERAL

        Subject to the approval of Equity Income's shareholders, the Board of Trustees of The Travelers Series Trust (the "Trust") has approved the proposed reorganization of Equity Income, which is a series of the Trust, into FI Value Leaders Portfolio ("Value Leaders"), a series of Metropolitan Series Fund, Inc. (the "Fund"). Equity Income and Value Leaders are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."


        The Travelers Insurance Company, The Travelers Life and Annuity Company, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Citicorp Life Insurance Company and First Citicorp Life Insurance Company (individually an "Insurance Company" and collectively the "Insurance Companies"), affiliates of Metropolitan Life Insurance Company, a New York life insurance company ("MetLife"), are the record owners of Equity Income's shares and at the Meeting will vote the shares of Equity Income held in their separate accounts.

        As an owner of a variable life insurance or annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company how to vote the shares of Equity Income that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of Equity Income, you have this right because some or all of your Contract value is invested, as provided by your Contract, in Equity Income. For simplicity, in this Prospectus/Proxy Statement:

        . "Record Holder" of Equity Income refers to each Insurance Company which holds Equity Income's shares of record unless indicated otherwise in this Prospectus/Proxy Statement;

        . "shares" refers generally to your shares of beneficial interest in the Portfolio; and

        .       "shareholder" or "Contract Owner" refers to you.

        In the reorganization, all of the assets of Equity Income will be acquired by Value Leaders in exchange for Class D shares of Value Leaders and the assumption by Value Leaders of the liabilities of Equity Income (the "Reorganization"). If the Reorganization is approved, Class D shares of Value Leaders will be distributed to each Record Holder in liquidation of Equity Income, and Equity Income will be terminated as a series of the Trust. You will then hold that number of full and fractional shares of Value Leaders which have an aggregate net asset value equal to the aggregate net asset value of your shares of Equity Income.

        Equity Income is a separate diversified series of the Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Value Leaders is a separate diversified series of the Fund, a Maryland corporation, which is also an open-end management investment company registered under the 1940 Act. The investment objective of Equity Income and that of Value Leaders, are as follows:

--------------------------------------------------------------------------------
           Portfolio                          Investment Objective
--------------------------------------------------------------------------------
Equity Income                          Reasonable income.
--------------------------------------------------------------------------------
Value Leaders                          Long-term growth of capital.
--------------------------------------------------------------------------------


Although the stated investment objectives of the Portfolios are not similar, the investment strategies for Equity Income are similar to those for Value Leaders. There are some differences, however. While both Portfolios invest primarily in the equity securities of large capitalization companies that are considered to be "value" stocks, Equity Income may invest in debt securities, including lower quality debt securities.


        This Prospectus/Proxy Statement explains concisely the information about Value Leaders that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):

--------------------------------------------------------------------------------
Information about Equity Income:         How to Obtain this Information:
--------------------------------------------------------------------------------
Prospectus of the Trust relating to      Copies are available upon request and
Equity Income, dated May 2, 2005, as     without charge if you:
supplemented
                                              .    Write to the Trust at the
Statement of Additional Information of             address listed on the cover
the Trust relating to Equity  Income,              page of this Prospectus/Proxy
dated May 2, 2005, as supplemented                 Statement; or

                                              .    Call (800) 842-9368
Annual Report of the Trust relating to             toll-free.
Equity Income for the fiscal
year ended December 31, 2004

Semi-Annual Report of the Trust
relating to Equity Income for the six
month period ended June 30, 2005
--------------------------------------------------------------------------------
Information about Value Leaders          How to Obtain this Information:
--------------------------------------------------------------------------------
Prospectus of the Fund relating to       A copy is available upon request and
Value Leaders, dated May 1, 2005, WHICH  without charge if you:
ACCOMPANIES THIS PROSPECTUS/PROXY
STATEMENT                                     .    Write to the Fund at the
                                                   address listed on the cover
Statement of Additional Information of             page of this Prospectus/Proxy
the Fund relating to Value                         Statement; or
Leaders, dated May 1, 2005
                                              .    Call (800) 638-7732
Annual Report of the Fund relating to              toll-free.
Value Leaders for the year ended
December 31, 2004

Semi-Annual Report of the Fund relating
to Value Leaders for the six month
period ended June 30, 2005


--------------------------------------------------------------------------------
Information about the Reorganization:    How to Obtain this Information:
--------------------------------------------------------------------------------
Statement of Additional Information      A copy is available upon request and
dated February 1, 2006, which relates    without charge if you:
to this Prospectus/Proxy Statement and
the Reorganization                            .    Write to the Fund at the
                                                   address listed on the cover
                                                   page of this Prospectus/Proxy
                                                   Statement; or

                                              .    Call (800) 638-7732
                                                   toll-free.
--------------------------------------------------------------------------------


        You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and

Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549, or the regional offices of the SEC located at 233 Broadway, New York, NY 10279 and 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604. Information on the operation of the Public Reference Branch may be obtained by calling (202) 551-5850.

        Information relating to Equity Income contained in the Prospectus of the Trust dated May 2, 2005 (SEC File No. 811-06465) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to Value Leaders contained in the Prospectus of the Fund dated May 1, 2005 (SEC File No. 811-03618) also is incorporated by reference in this document. The Statement of Additional Information dated February 1, 2006 relating to this Prospectus/Proxy Statement and the Reorganization, which includes the financial statements of the Trust relating to Equity Income for the year ended December 31, 2004 and the six month period ended June 30, 2005, financial statements of the Fund relating to Value Leaders for the year ended December 31, 2004 and the six month period ended June 30, 2005 and the pro forma financial statements of the Fund relating to Value Leaders for the twelve month period ended June 30, 2005, is incorporated by reference in its entirety in this document.


--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

        AN INVESTMENT IN VALUE LEADERS THROUGH A CONTRACT:

        .       is not a deposit of, or guaranteed by, any bank

        . is not insured by the FDIC, the Federal Reserve Board or any other government agency

        .       is not endorsed by any bank or government agency

        . involves investment risk, including possible loss of the purchase payment of your original investment

                                TABLE OF CONTENTS

                                                                            Page
SUMMARY........................................................................6
        Why is the Reorganization being proposed?..............................7
        What are the key features of the Reorganization?.......................7
        After the Reorganization, what shares of Value Leaders will I own?.....7
        How will the Reorganization affect me?.................................7
        Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............8
        How do the Trustees recommend that I vote?.............................8
        How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........................................9
        How do the Portfolios' fees and expenses compare?.....................11
        How do the Portfolios' performance records compare?...................13
        Who will be the investment adviser of my Portfolio after the
         Reorganization? What will the management and advisory fees be after the Reorganization?............................................15
        What will be the primary federal tax consequences of the
         Reorganization?......................................................17
RISKS.........................................................................18
        Are the risk factors for the Portfolios similar?......................18
        What are the primary risks of investing in each Portfolio?............18
        Are there any other risks of investing in each Portfolio?.............20
INFORMATION ABOUT THE REORGANIZATION..........................................21
        Reasons for the Reorganization........................................21
        Agreement and Plan of Reorganization..................................22
        Federal Income Tax Consequences.......................................24
        Pro Forma Capitalization..............................................25
        Distribution of Shares................................................26
        Purchase and Redemption Procedures....................................27
        Exchange Privileges...................................................28
        Dividend Policy.......................................................28
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS...............................28
        Form of Organization..................................................29
        Capitalization........................................................29
        Shareholder Liability.................................................29
        Shareholder Meetings and Voting Rights................................30
        Liquidation...........................................................31
        Liability and Indemnification of Trustees/Directors...................31
VOTING INFORMATION CONCERNING THE MEETING.....................................32
        Shareholder Information...............................................34
        Control Persons and Principal Holders of Securities...................34
FINANCIAL STATEMENTS AND EXPERTS..............................................35
LEGAL MATTERS.................................................................35
ADDITIONAL INFORMATION........................................................36
OTHER BUSINESS................................................................36
EXHIBIT A  Form of Agreement and Plan of Reorganization......................A-1

                                     SUMMARY

          THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES
              OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE
             INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE
          REORGANIZATION, YOU SHOULD READ THIS ENTIRE PROSPECTUS/PROXY
                           STATEMENT AND THE EXHIBITS.

        This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and the form of the Agreement and Plan of Reorganization (the "Plan"), which is attached to this Prospectus/Proxy Statement as Exhibit A.

WHY IS THE REORGANIZATION BEING PROPOSED?

        The Reorganization is part of a restructuring designed to eliminate the offering of overlapping funds in the MetLife, Inc. families of funds with similar investment strategies, especially those that have not grown in assets over the last few years, that serve as funding vehicles for insurance contracts issued by affiliates of MetLife. Since Fidelity Management & Research Company became the sub-adviser to the Value Leaders in 2002, the performance of Value Leaders for the year ended December 31, 2004 and the three year period ended September 30, 2005 has exceeded that of Equity Income. In addition, Value Leader's total annual operating expenses are less than those of Equity Income. Therefore, the Trustees believe that the Reorganization is in the best interests of Equity Income's shareholders.

WHAT ARE THE KEY FEATURES OF THE REORGANIZATION?

        The Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibit A. The Plan generally provides for the following:

        . the transfer in-kind of all of the assets of Equity Income to Value Leaders in exchange for Class D shares of Value Leaders;

        . the assumption by Value Leaders of all of the liabilities of Equity Income;

        . the liquidation of Equity Income by distribution of Class D shares of Value Leaders to Equity Income's Record Holders; and

        . the structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

        The Reorganization is expected to be completed on or about May 1, 2006.

AFTER THE REORGANIZATION, WHAT SHARES OF VALUE LEADERS WILL I OWN?

        If you own shares of Equity Income, you will own Class D shares of Value Leaders.

        The new shares you receive will have the same total value as your shares of Equity Income, as of the close of business on the day immediately prior to the Reorganization.

HOW WILL THE REORGANIZATION AFFECT ME?

        It is anticipated that the Reorganization will benefit you as follows, although no assurance can be given that the Reorganization will result in any such benefits:

        . COST SAVINGS: The total operating expenses of Value Leaders historically has been lower than those of Equity Income. As of June 30, 2005, Value Leaders' Class A shares as adjusted to include the 0.10% 12b-1 fee for Class D shares, and Equity Income's total operating expenses were 0.83% and 0.84%, respectively.

        . OPERATING EFFICIENCIES: Upon the Reorganization, operating efficiencies may be achieved by Value Leaders because it will have a greater level of assets. As of June 30, 2005, Equity Income's total net assets were approximately $360 million, and Value Leaders' total net assets were approximately $567 million.

        The Reorganization will not affect your Contract rights. The value of your Contract will remain the same immediately following the Reorganization. The Fund will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in Value Leaders after the Reorganization. After the Reorganization your Contract values will depend on the performance of Value Leaders rather than that of Equity Income. The costs of the Meeting, this proxy solicitation or any adjourned session will be borne by Equity Income and Value Leaders, pro rata, in accordance with their relative net assets.

        Like Equity Income, Value Leaders will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class D shares of Value Leaders.


WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

        The Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. After the Reorganization, you will be able under your current Contract to purchase additional Class D shares of Value Leaders. For more information, see "Purchase and Redemption Procedures," "Exchange Privileges" and "Dividend Policy" below.


HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

        The Trustees of the Trust, including the Trustees who are not "interested persons" (the "Disinterested Trustees"), as such term is defined in the 1940 Act, have concluded that the Reorganization would be in the best interest of the shareholders of Equity Income, and that their interests will not be diluted as a result of the Reorganization. Accordingly, the Trustees have submitted the Plan for the approval of the shareholders of Equity Income.

      THE TRUSTEES RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION.

The Directors of the Fund, including those Directors who are not "interested persons" of the Fund (the "Independent Directors"), have also approved the Plan on behalf of Value Leaders.

HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

        Although the stated investment objective of Equity Income is not similar to that of Value Leaders, the strategies of Equity Income are similar to those of Value Leaders. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of the Trustees or Directors, as the case may be, and without shareholder approval.

        The following tables summarize the investment objectives and principal investment strategies of Equity Income and Value Leaders as set forth in their respective Prospectus and Statement of Additional Information.

--------------------------------------------------------------------------------
                  EQUITY INCOME
--------------------------------------------------------------------------------
Investment
Objective         Reasonable income.
--------------------------------------------------------------------------------
Principal         Invests normally at least 80% of its assets in equity
Investment        securities.
Strategies
                  Subadviser normally invests primarily in income producing equity securities of large capitalization companies. When choosing investments, the subadviser also considers the potential for capital appreciation.

                  Subadviser investment policies tend to lead to investments in large cap "value" stocks. However, subadviser is not constrained by any particular investment style.

                  May also invest in other types of equity and debt securities including lower quality debt securities ("junk bonds").

                  May invest assets in foreign securities.

                  May invest in futures and options for hedging and investment purposes.

                  Dividend yield as of September 30, 2005 was 1.86%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  VALUE LEADERS
--------------------------------------------------------------------------------
Investment
Objective         Long-term growth of capital.
--------------------------------------------------------------------------------
Principal         Invests primarily in the common stocks of well known and
Investment        established companies believed to be undervalued.
Strategies
                  May invest its assets in foreign securities.

                  May invest in futures contracts and exchange traded funds to increase or decrease exposure to changing security prices or other factors that affect security values.

                  Dividend yield as of September 30, 2005 was 1.63%.
--------------------------------------------------------------------------------

        Because the two Portfolios have similar investment strategies, they are subject to similar, but not identical, risks. The principal risks of investing in Value Leaders and Equity Income include:

..       MARKET RISK - a Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. A Portfolio's investment performance may also be harmed by potentially rapid changes in the prices of equity securities.

..       MARKET CAPITALIZATION RISK - investments primarily in issuers in one market capitalization category (large, medium or small) carry the risk that due to current market conditions that category may be out of favor; investments in medium and small capitalization companies may be subject to special risks which cause them to be subject to greater price volatility and more significant declines in market downturns than securities of larger companies; investments in small capitalization companies may be subject to more risk than investments in medium capitalization companies.

..       INVESTMENT STYLE RISK - different investment styles such as growth or value investing tend to shift in or out of favor, depending on market and economic conditions as well as investor sentiment.

..       FOREIGN INVESTMENT RISK - investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers are subject. These risks are increased for emerging market securities.

..       DERIVATIVES RISK - an investment in derivatives can significantly increase a Portfolio's exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

        Each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions or, in the case of Value Leaders, to meet redemptions. This strategy may be inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

        Equity Income is also subject to:

..       INTEREST RATE RISK - the value of investments in debt securities may decline when prevailing interest rates rise or increase when interest rates go down; due to the increasing difficulty of predicting changes in interest rates over longer periods of time, fixed income securities with longer maturities are more volatile than those with shorter maturities

..       CREDIT RISK - the value of investments in debt securities may be adversely affected if an issuer fails to pay principal and interest on the obligation on a timely basis.

..       HIGH YIELD DEBT SECURITY RISK - a Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than a Portfolio which only invests in higher rated debt securities.

        For a detailed discussion of the Portfolios' risks, see the section entitled "Risks" below.

        The Portfolios have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Portfolios.

        Although Equity Income and Value Leaders have similar investment strategies, it is anticipated that the securities held by Equity Income may be sold in significant amounts in order to comply with the policies and investment practices of Value Leaders in connection with the Reorganization. If such sales occur, the transaction costs will be borne by Value Leaders. Such costs are ultimately borne by the Portfolio's shareholders.

HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

        Equity Income offers one class of shares. Value Leaders offers four classes of shares (Class A, Class B, Class D and Class E). Value Leaders' Class D shares will first be offered in connection with the Reorganization. Only Value Leaders' Class D shares are involved in the Reorganization. You will not pay any initial or deferred sales charge in connection with the Reorganization.

        The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Portfolios. The table entitled "Value Leaders (Pro Forma)" shows you what fees and expenses are estimated to be assuming the Reorganization takes place.

        The amounts for the shares of Equity Income and Value Leaders set forth in the following tables and in the examples are based on the expenses for Equity Income and the Class A shares of Value Leaders for the twelve month period ended June 30, 2005, adjusted in the case of Value Leaders to include the effect of Class D shares' 12b-1 fee of 0.10%. The amounts for Class D shares of Value Leaders (Pro Forma) set forth in the following table and in the examples are based on what the estimated expenses of Value Leaders would have been for the twelve month period ended June 30, 2005, had the Reorganization taken place as of July 1, 2004.

        The shares of Equity Income and Value Leaders are not charged any initial or deferred sales charge, or any other transaction fees.

THESE TABLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        Annual Portfolio Operating Expenses (expenses that are deducted from
        ____________________________________________________________________
        Portfolio assets)
        ________________

--------------------------------------------------------------------------------
                          Equity Income     Value Leaders      Value Leaders
--------------------------------------------------------------------------------
                                                               Class D
                                            Class D            (Pro Forma)
--------------------------------------------------------------------------------
Management Fees                  0.74%            0.66%              0.64%
--------------------------------------------------------------------------------
Distribution and                 None             0.10%              0.10%
12b-1 Fees
--------------------------------------------------------------------------------
Other Expenses                   0.10%            0.07%              0.05%
--------------------------------------------------------------------------------
Total Annual Portfolio           0.84%            0.83%              0.79%
Operating Expenses
--------------------------------------------------------------------------------

        The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in Equity Income versus Value Leaders and Value Leaders (Pro Forma), assuming the Reorganization takes place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

        THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

        EXAMPLES OF PORTFOLIO EXPENSES


--------------------------------------------------------------------------------
                                     EQUITY INCOME
                                     -------------
              One Year       Three Years      Five Years         Ten Years
--------------------------------------------------------------------------------
                 $ 86             $ 268           $ 466           $ 1,037
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                        VALUE LEADERS
                                        -------------
              One Year       Three Years      Five Years         Ten Years
--------------------------------------------------------------------------------
Class D          $ 85             $ 265           $ 460           $ 1,025
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 VALUE LEADERS (PRO FORMA)
                                 -------------------------
              One Year       Three Years      Five Years         Ten Years
--------------------------------------------------------------------------------
Class D          $ 81             $ 252           $ 439           $   978
--------------------------------------------------------------------------------

HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

         The following charts show how the Class A shares of Value Leaders, as adjusted to reflect the effect of Class D shares' 12b-1 fee of 0.10%, and the shares of Equity Income have performed in the past. Value Leaders' subadviser, FMR, began managing the Portfolio in May 2002. The Portfolio's performance prior to that time is that of a different subadviser. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

         PAST PERFORMANCE DOES NOT REFLECT ANY FEES, EXPENSES OR WITHDRAWAL CHARGES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Year-by-Year Total Return (%)
         ____________________________

         The charts below show the percentage gain or loss for the shares of Equity Income in each full calendar year since inception and the Class A shares of Value Leaders, as adjusted, for the last ten calendar years.

         These charts should give you a general idea of the risks of investing in each Portfolio by showing how the Portfolio's return has varied from year-to-year. These charts include the effects of Portfolio expenses. Total return amounts are based on the last ten years for Value Leaders and the inception date of Equity Income, which periods may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

         Fidelity Management & Research Company became the subadviser to Value Leaders in May 2002. The investment performance of Value Leaders prior to that time is the performance of another subadviser.

                                  EQUITY INCOME

-------------------------------------------------------------------------------
 32.05%      12.38%    4.92%     9.13%      -6.61%   -13.94%    31.17%   9.88%

    97          98       99        00          01        02        03      04
-------------------------------------------------------------------------------
                        High Quarter: 2nd- 1997 + 16.06%
                         Low Quarter: 3rd - 2002 -16.04%

                                  VALUE LEADERS

--------------------------------------------------------------------------------------------------
 36.35%    17.99%   33.32%   24.33%   9.23%    -5.26%    -14.01%     -19.54%    26.50%     13.61%

    95        96       97       98      99        00         01          02        03         04
--------------------------------------------------------------------------------------------------

                        High Quarter: 4th - 1998 + 19.50%
                        Low Quarter: 3rd - 2002 - 17.74%

        The next set of tables lists the average annual total return of the shares of Equity Income's predecessor for the past one- and five-years and since inception (through December 31, 2004), and of Class A shares of Value Leaders, as adjusted to reflect Class D shares' 12b-1 fee of 0.10%, for the past one-, five- and ten-years (through December 31, 2004). These tables include the effects of Portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

        Average Annual Total Return (for the period ended 12/31/2004)/(1)/
        __________________________________________________________________

--------------------------------------------------------------------------
                            1 Year    5 Years
                             Ended     Ended       Since       Inception
EQUITY INCOME              12/31/04   12/31/04   Inception       Date
-------------------------------------------------------------------------
                             9.88%     4.80%       9.91%        8/30/96
--------------------------------------------------------------------------

--------------------------------------------------------------------------
Russell 1000 Value Index    16.49%     5.27%       11.77%
--------------------------------------------------------------------------
Russell 3000 Value Index    16.94%     6.10%       11.93%
--------------------------------------------------------------------------

-----------------------------------------------------------------------
                               1 Year         5 Years         10 Years
                               Ended           Ended           Ended
VALUE LEADERS                 12/31/04       12/31/04         12/31/04
-----------------------------------------------------------------------
Class D shares                 13.61%            -1.14%          10.65%
-----------------------------------------------------------------------
S&P 500 Index                  10.87%            -2.30%          12.07%
-----------------------------------------------------------------------
Russell 1000 Value Index       16.49%            5.27%           13.83%
-----------------------------------------------------------------------

        /(1)/ Reflects waiver of advisory fees and reimbursements and/or waivers of expenses for certain periods. Without such reimbursements and/or waivers, the average annual total returns during the periods would have been lower.

                                   ----------

        The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

        The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

        The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized publicly traded companies and is often used to indicate the performance of the overall stock market.

        For a detailed discussion of the manner of calculating total return, please see each Portfolio's Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders' accounts.

        Important information about Value Leaders is also contained in management's discussion of Value Leaders' performance which appears in the most recent Annual Report of the Fund relating to Value Leaders.

WHO WILL BE THE INVESTMENT ADVISER OF MY PORTFOLIO AFTER THE REORGANIZATION? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATION?

        Management of the Portfolios
        ____________________________

        The overall management of Equity Income and of Value Leaders is the responsibility of, and is supervised by, the Board of Trustees of the Trust and the Board of Directors of the Fund, respectively.

        Board Members
        _____________

        Each Portfolio has different Board members. However, it is contemplated that upon consummation of the Reorganization, one of the Board members of the Trust will serve as an independent Board member of the Fund.

        Adviser
        _______

        MetLife Advisers, LLC (the "Adviser") is the investment adviser for Value Leaders. The Adviser has contracted with the Subadviser to make the day-to-day investment decisions for Value Leaders. The Adviser is responsible for overseeing the Fund's subadvisers, including the Subadviser, and for making recommendations to the Fund's Board of Directors relating to hiring and replacing the Fund's subadvisers.

        Facts about the Adviser:

        ------------------------------------------------------------------------
                .       The Adviser is an affiliate of MetLife.

                . The Adviser manages a family of investment portfolios sold primarily to separate accounts of MetLife and its affiliates to fund variable life insurance contracts and variable annuity certificates and contracts, with assets of approximately $26.6 billion as of December 31, 2004.

                . The Adviser is located at 501 Boylston Street, Boston, Massachusetts 02116.
        ------------------------------------------------------------------------

        Subadviser
        __________

        Fidelity Management & Research Company (the "Subadviser" or "FMR") is the subadviser to Value Leaders. While the Subadviser is the subadviser to the Portfolio, the day-to-day investment management decisions for the Portfolio are made by FMR Co., Inc. ("FMRC") which serves as sub-subadviser to the Portfolio. FMRC is a wholly-owned subsidiary of the Subadviser.

        Facts about the Subadviser:

        ------------------------------------------------------------------------
                . The Subadviser had assets under management of approximately $932.8 billion as of December 31, 2004.

                . The Subadviser is located at 82 Devonshire Street, Boston, Massachusetts 02109.
        ------------------------------------------------------------------------

        Brian Hogan is the portfolio manager of the Portfolio, which he has managed since February 2004. Since joining the Subadviser in 1994, Mr. Hogan has worked as a research analyst and manager.

        Management Fees
        _______________

        Value Leaders pays the Adviser a monthly investment advisory fee at the annual rate of 0.70% of the Portfolio's average daily net assets up to $200 million, plus 0.65% of such assets over $200 million up to $500 million, plus 0.60% of such assets over $500 million up to $2 billion, plus 0.55% of such assets over $2 billion.

        The Adviser may, at its discretion, reduce or waive its fee or reimburse the Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time.

        Subadvisory Fees
        ________________

        Under the terms of the Subadvisory Agreement, the Subadviser is paid by the Adviser for providing subadvisory services to Value Leaders at the annual rate of 0.50% for the first $250 million of the Portfolio's average daily net assets, 0.40% for the next $500 million and 0.35% for amounts over $750 million. The Portfolio does not pay a fee to the Subadviser.

WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE REORGANIZATION?

        Prior to or at the completion of the Reorganization, Equity Income and Value Leaders will have received an opinion from the law firm of Sullivan & Worcester LLP that the Reorganization has been structured so that no gain or loss will be recognized by Equity Income or its Record Holders for federal income tax purposes as a result of receiving shares of Value Leaders in connection with the Reorganization. The holding period and aggregate tax basis of the shares of Value Leaders that are received by the Record Holders of Equity Income will be the same as the holding period and aggregate tax basis of the shares of Equity Income previously held by such Record Holders, provided that such shares of Equity Income are held as capital assets. In addition, the holding period and tax basis of the assets of Equity Income in the hands of Value Leaders as a result of the Reorganization will be the same as in the hands of Equity Income immediately prior to the Reorganization, and no gain or loss will be recognized by Value Leaders upon the receipt of the assets of Equity Income in exchange for shares of Value Leaders and the assumption by Value Leaders of Equity Income's liabilities. Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization.

RISKS

ARE THE RISK FACTORS FOR THE PORTFOLIOS SIMILAR?

        Yes. The risk factors are similar due to the similar investment strategies of Equity Income and Value Leaders. The risks of Value Leaders are described in greater detail in the Portfolio's Prospectus.

WHAT ARE THE PRIMARY RISKS OF INVESTING IN EACH PORTFOLIO?

        An investment in each Portfolio is subject to certain risks. There is no assurance that investment performance of either Portfolio will be positive or that the Portfolios will meet their investment objectives. Loss of money is a risk of investing in either Portfolio. The following tables and discussions highlight the primary risks associated with an investment in each Portfolio.

--------------------------------------------------------------------------------
               Each of the Portfolios is subject to MARKET RISK.

--------------------------------------------------------------------------------
EQUITY INCOME  Normally invests at least 80% of its assets in equity securities.
--------------------------------------------------------------------------------
VALUE LEADERS  Normally invests primarily in common stocks.
--------------------------------------------------------------------------------

        A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by a Portfolio's Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights fixed income markets or industries where there are significant returns, and could lose value if the Subadviser overweights fixed income markets or industries where there are significant declines. The investment performance of a Portfolio that invests in equity securities could also be harmed by the potentially rapid changes in the prices of equity securities (volatility).

-----------------------------------------------------------------------
                                Each of the Portfolios is subject to
                                FOREIGN INVESTMENT RISK.

-----------------------------------------------------------------------
EQUITY INCOME                   May invest in foreign securities.
-----------------------------------------------------------------------
VALUE LEADERS                   May invest in foreign securities.
-----------------------------------------------------------------------

        Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are increased for emerging market securities. These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability. Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations. Foreign markets may be less liquid and more volatile than U.S. markets. Foreign securities often trade in currencies other than the U.S. dollar, and a Portfolio may directly hold foreign currencies and purchase and sell foreign currencies. Changes in currency exchange rates will affect a Portfolio's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of a Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of a Portfolio's foreign currency or securities holdings. Costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions.

--------------------------------------------------------------------------------
                Each of the Portfolios is subject to MARKET CAPITALIZATION RISK.

--------------------------------------------------------------------------------
EQUITY INCOME   Tends to invest in large capitalization companies.
--------------------------------------------------------------------------------
VALUE LEADERS   Invests primarily in common stocks of well known and established companies.
--------------------------------------------------------------------------------

        Stocks fall into three broad market capitalization categories--large, medium and small. Investing primarily in one category carries the risk that due to current market conditions that category may be out of favor. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies causing a Portfolio that invests in these companies to increase in value more rapidly than a Portfolio that invests in larger, fully-valued companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. Smaller capitalization companies may be more susceptible to these risks than medium capitalization companies. Securities of smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies, including securities of medium capitalization companies.

--------------------------------------------------------------------------------
                     Each of the Portfolios is subject to INVESTMENT STYLE RISK.
--------------------------------------------------------------------------------
EQUITY INCOME        Tends to invest in large cap value stocks.
--------------------------------------------------------------------------------
VALUE LEADERS        Invests in securities of companies believed to be
                     undervalued.
--------------------------------------------------------------------------------

        Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security's inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

ARE THERE ANY OTHER RISKS OF INVESTING IN EACH PORTFOLIO?

        Equity Income is subject to Interest Rate Risk and Credit risk since it may invest up to 20% of its assets in debt securities including junk bonds. Value Leaders also may invest in debt securities without limit. However, such investments have historically been not significant.

        INTEREST RATE RISK

        The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of debt securities and certain dividend paying stocks tends to fall. Since your Portfolio may invest a portion of its assets in debt securities and if interest rates rise, then the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities may rise.

        Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity and duration of a Portfolio's fixed income investments will affect the volatility of the Portfolio's share price.

        CREDIT RISK

        The value of debt securities is directly affected by an issuer's ability to pay principal and interest on time. Since your Portfolio may invest in debt securities, the value of your investment may be adversely affected when an issuer fails to pay an obligation on a timely basis.

        Each Portfolio is subject to Derivatives Risk. Investments in derivatives can significantly increase the Portfolio's exposure to market risk and credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

        Equity Income is subject to High Yield Debt Security Risk.

        High yield debt securities, or junk bonds, are securities which are rated below "investment grade" or are not rated, but are of equivalent quality. High yield debt securities range from those for which the prospect for repayment of principal and interest is predominantly speculative to those which are currently in default on principal or interest payments. The Portfolio with high yield debt securities may be more susceptible to credit risk and market risk than the Portfolio that invests only in higher quality debt securities because these lower-rated debt securities are less secure financially and more sensitive to downturns in the economy. In addition, the secondary market for such securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio's Adviser may find it more difficult to sell these securities or may have to sell them at lower prices.

        Each Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. As a result, the Portfolio may experience high portfolio turnover, resulting in greater brokerage and other transaction costs which are borne by the Portfolio and its shareholders.

INFORMATION ABOUT THE REORGANIZATION

REASONS FOR THE REORGANIZATION

        The Reorganization is part of an overall plan to reduce the number of portfolios with overlapping investment objectives and policies, especially those that either have been unable to accumulate significant assets, or, are no longer included in Insurance Company products currently offered for sale and therefore will not gather significant additional assets, in the families of funds which serve as funding vehicles for insurance contracts issued by the Insurance Companies and their affiliates. Reduction in the number of such portfolios is an attempt to improve the operating efficiencies of the Trust's and the Fund's remaining portfolios.

        At a regular meeting held on November 10, 2005, all of the Trustees of the Trust, including the Disinterested Trustees, considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of Equity Income, and that the interests of existing shareholders of Equity Income will not be diluted as a result of the transactions contemplated by the Reorganization.

        Before approving the Plan, the Trustees evaluated extensive information provided by the management of the Trust and reviewed various factors about the Portfolios and the proposed Reorganization. The Trustees noted FMR became the Portfolio's Subadviser in May 2002 and since that time the historical performance of Value Leaders for the one- and three-year periods ended September 30, 2005 exceeded that of Equity Income, and that Value Leaders' total annual operating expenses, are less than those of Equity Income as of June 30, 2005.

        The Trustees considered the relative asset size of each Portfolio, including the benefits of Equity Income joining with a larger combined entity. As of June 30, 2005, Equity Income's assets were approximately $360 million and Value Leaders' assets were approximately $567 million.

        In addition, the Trustees considered, among other things:

        .       the terms and conditions of the Reorganization;

        . the fact that the Reorganization would not result in the dilution of shareholders' interests;

        . the effect of the Reorganization on the Contract Owners and the value of their Contracts;

        . the fact that Equity Income and Value Leaders have similar investment strategies;

        . the fact that Equity Income and Value Leaders will bear the expenses of the Reorganization pro rata in accordance with their relative net assets;

        . the benefits to shareholders, including operating efficiencies, which may be achieved from participating in the restructuring of the investment portfolios to be offered in connection with each Insurance Company's insurance and annuity products and to employee benefit plans;

        . the fact that Value Leaders will assume all of the liabilities of Equity Income;

        . the fact that the Reorganization is expected to be a tax free transaction for federal income tax purposes; and

        . alternatives available to shareholders of Equity Income, including the ability to redeem their shares.

        During their consideration of the Reorganization, the Trustees of the Trust met with counsel to the Independent Trustees regarding the legal issues involved.

        After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trust concluded that the proposed Reorganization would be in the best interests of Equity Income and its shareholders. Consequently, they approved the Plan and directed that the Plan be submitted to shareholders of Equity Income for approval.

        The Directors of the Fund, including the Independent Directors, have also approved the Plan on behalf of Value Leaders.

AGREEMENT AND PLAN OF REORGANIZATION

        The following summary is qualified in its entirety by reference to the Plan (the form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

        The Plan provides that all of the assets of Equity Income will be acquired by Value Leaders in exchange for Class D shares of Value Leaders and the assumption by Value Leaders of all of the liabilities of Equity Income on or about May 1, 2006 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, Equity Income will endeavor to discharge all of its known liabilities and obligations. Equity Income will prepare an unaudited statement of its assets and liabilities as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on the business day next preceding the Closing Date (the "Valuation Time").

        At or prior to the Closing Date, Equity Income will declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's Record Holders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid), all of the Portfolio's net tax exempt income and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carryforward).

        The number of full and fractional Class D shares of Value Leaders to be received by the Record Holders of Equity Income will be determined by multiplying the outstanding shares of Equity Income by a factor which shall be computed by dividing the net asset value per share of the shares of Equity Income by the net asset value per share of the Class D shares of Value Leaders. These computations will take place as of the Valuation Time. The net asset value per share of each class will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

        State Street Bank and Trust Company, the custodian for both Portfolios, will compute the value of each Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of Value Leaders, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

        As soon after the Closing Date as conveniently practicable, Equity Income will liquidate and distribute pro rata to the Record Holders as of the close of business on the Closing Date the full and fractional shares of Value Leaders received by Equity Income. The liquidation and distribution will be accomplished by the establishment of accounts in the names of Equity Income's Record Holders on Value Leaders' share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of Value Leaders due to Equity Income's Record Holders. All issued and outstanding shares of Equity Income will be canceled. The shares of Value Leaders to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, Equity Income will be terminated as a series of the Trust.

        The consummation of the Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by Equity Income's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of Equity Income's shareholders, the Plan may be terminated (a) by the mutual agreement of Equity Income and Value Leaders; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

        If the Reorganization is consummated, Equity Income and Value Leaders will pay the expenses of the Reorganization (including the cost of any soliciting agent) pro rata, in accordance with their relative net assets. If the Reorganization is not consummated, no portion of the expenses will be borne directly or indirectly by Equity Income, Value Leaders or their shareholders. Met Life or one of its affiliates will pay such expenses.

        If Equity Income's shareholders do not approve the Reorganization, the Trustees will consider other possible courses of action which may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

        For the purposes of this Federal Income Tax Consequences section, "Record Holder" refers to the separate accounts through which the Insurance Companies own shares of Equity Income. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Assuming each shareholder's Contract is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of the Reorganization, Value Leaders and Equity Income will receive an opinion from the law firm of Sullivan & Worcester LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Portfolios, for federal income tax purposes, upon consummation of the
Reorganization:

        (1) The transfer of all of the assets of Equity Income solely in exchange for shares of Value Leaders and the assumption by Value Leaders of the liabilities of Equity Income followed by the distribution of Value Leaders' shares to the Record Holders of Equity Income in dissolution and liquidation of Equity Income, will constitute a "reorganization" within the meaning of section 368(a) of the Code, and Value Leaders and Equity Income will each be a "party to a reorganization" within the meaning of section 368(b) of the Code;

        (2) No gain or loss will be recognized by Value Leaders upon the receipt of the assets of Equity Income solely in exchange for the shares of Value Leaders and the assumption by Value Leaders of the liabilities of Equity Income;

        (3) No gain or loss will be recognized by Equity Income on the transfer of its assets to Value Leaders in exchange for Value Leaders' shares and the assumption by Value Leaders of the liabilities of Equity Income or upon the distribution (whether actual or constructive) of Value Leaders' shares to Equity Income's Record Holders in exchange for their shares of Equity Income;

        (4) No gain or loss will be recognized by Equity Income's Record Holders upon the exchange of their shares of Equity Income for shares of Value Leaders in liquidation of Equity Income;

        (5) The aggregate tax basis of the shares of Value Leaders received by each Record Holder of Equity Income pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of Equity Income held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of Value Leaders received by each Record Holder of Equity Income will include the period during which the shares of Equity Income exchanged therefor were held (provided that the shares of Equity Income were held as a capital asset on the date of the Reorganization);

        (6) The tax basis of the assets of Equity Income acquired by Value Leaders will be the same as the tax basis of such assets to Equity Income immediately prior to the Reorganization, and the holding period of such assets in the hands of Value Leaders will include the period during which the assets were held by Equity Income; and

        (7) Value Leaders will succeed to and take into account capital loss carryovers, if any, of Equity Income described in Section 381(c) of the Code. Value Leaders will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

        Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated but does not qualify as a tax free reorganization under the Code, each Record Holder of Equity Income would recognize a taxable gain or loss equal to the difference between its tax basis in its Equity Income shares and the fair market value of the shares of Value Leaders it received.

        Value Leaders' utilization after the Reorganization of any pre-Reorganization losses realized by Equity Income to offset gains realized by Equity Income could be subject to limitation in future years.

PRO FORMA CAPITALIZATION

        The following table sets forth the capitalization of Equity Income and Value Leaders as of June 30, 2005, and the capitalization of Value Leaders on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio of approximately 0.095 Class D shares of Value Leaders for each share of Equity Income.

               CAPITALIZATION OF EQUITY INCOME, VALUE LEADERS AND
                           VALUE LEADERS (PRO FORMA)*


                                                                                      VALUE LEADERS
                                                                                    PRO FORMA (AFTER
                                    EQUITY INCOME   VALUE LEADERS    ADJUSTMENTS     REORGANIZATION)
----------------------------------------------------------------------------------------------------
Net Assets
Class A/Undesignated Class           $360,362,293    $511,957,882   ($360,414,141)    $511,906,034
   Class B                                     --    $ 15,202,372         ($1,540)    $ 15,200,832
   Class D                                     --              --    $360,325,798     $360,325,798
   Class E                                     --    $ 39,766,331         ($4,027)    $ 39,762,304
      Total Net Assets               $360,362,293    $566,926,585        ($93,910)    $927,194,968
----------------------------------------------------------------------------------------------------
      Net Asset Value Per Share
Class A/Undesignated Class           $      16.63    $     176.13                     $     176.11
   Class B                                     --    $     175.60                     $     175.58
   Class D                                     --              --                     $     175.62
   Class E                                     --    $     175.64                     $     175.62
----------------------------------------------------------------------------------------------------
      Shares Outstanding
Class A/Undesignated Class             21,666,481       2,906,747     (21,666,481)       2,906,747
   Class B                                     --          86,573                           86,573
   Class D                                     --              --       2,051,710        2,051,710
   Class E                                     --         226,406                          226,406
----------------------------------------------------------------------------------------------------
         Total Shares Outstanding      21,666,481       3,219,726                        5,271,436
----------------------------------------------------------------------------------------------------



*    Reflect merger related expenses of $93,910.



        The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

        All portfolios of the Fund mainly sell shares to the separate accounts of certain insurance companies as a funding vehicle for the Contracts offered by those insurance companies. Expenses of Value Leaders are passed through to the insurance companies' separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the insurance companies at the separate account level. Value Leaders may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of the Fund.

        MetLife serves as the distributor for the Fund's shares. Under Distribution Agreements with the Fund, MetLife serves as the general distributor of shares of each class of the Fund's portfolios, including Value Leaders, which are sold at the net asset value of such class without any sales charge. The offering of Value Leaders' shares is continuous. Shares are offered for sale only to certain insurance company separate accounts and qualified plans. The Distribution Agreements do not obligate MetLife to sell a specific number of shares.

        Value Leaders is authorized to issue four classes of shares: Class A, Class B, Class D and Class E. Class D shares will first be issued in connection with the Reorganization. Equity Income currently offers only one undesignated class of shares. Each Class of Value Leaders has a distribution agreement and bears its own distribution expenses, if any.

        In the proposed Reorganization, shareholders of Equity Income will receive Class D shares of Value Leaders. Class D shares are sold at net asset value without any initial or deferred sales charges and are subject to distribution-related or shareholder servicing-related fees.

        Pursuant to a Class D Distribution and Services Plan (the "Distribution and Services Plan") adopted under Rule 12b-1 under the 1940 Act for the Portfolio, the Fund may pay the Distributor a fee (the "Service Fee") at an annual rate not to exceed 0.25% of the Portfolio's average daily net assets attributable to the Class D shares. The Distributor may pay all or any portion of the Service Fee in respect of Class D shares of the Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as service fees pursuant to agreements with such organizations for providing personal services to investors in such class and/or the maintenance of shareholder and contract owner accounts, and may retain all or any portion of the Service Fee in respect of such class as compensation for providing personal services to investors in such class and/or the maintenance of shareholder accounts.

        The Distribution and Services Plan also authorizes the Portfolio to pay to the Distributor a distribution fee (the "Distribution Fee" and together with the Service Fee, the "Fees") at an annual rate of up to 0.25% of the Portfolio's average daily net assets attributable to the Class D shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. The Distributor may pay all or any portion of the Distribution Fee in respect of Class D shares of the Portfolio to insurance companies, securities dealers or other financial intermediaries (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of shares of such class, and may retain all or any portion of the Distribution Fee in respect of such class as compensation for the Distributor's services as principal underwriter of the shares of such class.

        Under the Distribution Agreement for the Portfolio, fees are currently paid at an annual rate of 0.10% of average daily net assets in the case of Class D shares.

        In connection with the Reorganization, no sales charges will be imposed. Certain sales or other charges may be imposed by the Contracts for which Value Leaders serves as an investment vehicle. More detailed descriptions of the distribution arrangements applicable to Class D shares are contained in the Prospectus and Statement of Additional Information relating to Value Leaders.

PURCHASE AND REDEMPTION PROCEDURES

        The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of Equity Income. No fee is charged by Equity Income for selling (redeeming) shares. The Contract Prospectus describes whether an Insurance Company charges any fees for redeeming your interest in a Contract. Equity Income buys or sells shares at net asset value per share of the Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

        MetLife and its affiliates place orders for the purchase or redemption of shares of Value Leaders based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge. The Insurance Company uses this net asset value to calculate the value of your interest in your Contract.

EXCHANGE PRIVILEGES

        The Contract Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by the Fund.

DIVIDEND POLICY

        Equity Income declares and distributes its dividends from net investment income to the Insurance Company separate accounts and not to you, the Contract Owner. Value Leaders annually pays as dividends substantially all of its net investment income (including any short-term capital gains). These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio, if any, are also declared and distributed once a year and reinvested in the Portfolio.

        Each Portfolio has qualified, and Value Leaders intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Portfolio must, among other things, distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders of record, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

        The operations of the Fund are governed by its Articles of Incorporation and Bylaws, and applicable Maryland law. The operations of the Trust are governed by its Agreement and Declaration of Trust and By-Laws of the Trust, and applicable Massachusetts law. The Agreement and Declaration of Trust is referred to in this Prospectus/Proxy Statement as the "Declaration of Trust." As discussed below, certain of the differences between the Trust and the Fund derive from provisions of the Trust's Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Fund's Articles of Incorporation and Bylaws, without charge, upon written or oral request to the Fund at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

        As noted above, the Fund is organized as a Maryland corporation, and the Trust is organized as a Massachusetts business trust. The Fund and the Trust are both open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of the Fund consist of Value Leaders and other mutual funds of various asset classes; the series of the Trust consist of Equity Income and other mutual funds of various asset classes. The Fund and the Trust currently offer shares of their portfolios primarily to insurance company separate accounts to serve as investment vehicles for variable annuity, group annuity contracts and variable life insurance policies issued by certain insurance companies. The Trust and the Fund also offer shares of their portfolios to qualified pension and retirement plans. Each is governed by its applicable Declaration of Trust or Articles of Incorporation, ByLaws, and a Board of Trustees/Directors, and by applicable Maryland or Massachusetts and federal law.

CAPITALIZATION


        The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, with a par value of $0.001 per share, of one or more series. The beneficial interests in the Fund are represented by 4.75 billion common shares with a par value of $0.01 each, of one or more series. Both the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund permit the Trustees/Directors to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees/Directors, all without shareholder approval. Fractional shares may be issued by each Portfolio.

        Shares of Equity Income are offered in one class and represent an equal proportionate interest in the Portfolio. Shares of Value Leaders are currently offered in three classes (Class A, Class B and Class E). Class D shares of Value Leaders will first be issued in connection with the Reorganization. Shares of the classes of Value Leaders represent an equal pro rata interest in the Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of each Portfolio vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

SHAREHOLDER LIABILITY

        Shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and requires notice of such disclaimer be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.

        Under Maryland law, shareholders of Value Leaders have no personal liability as such for the acts or obligations of the Portfolio or the Fund, as the case may be.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

        Neither the Fund on behalf of Value Leaders nor the Trust on behalf of Equity Income is required to hold annual meetings of shareholders. However, in the case of the Trust and the Fund, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust or the Fund, as applicable. Special meetings of the Trust shall be called upon the written request of shareholders owning at least 25% of the outstanding shares entitled to vote. In addition, each of the Trust and the Fund is required to call a meeting of shareholders for the purpose of electing Trustees/Directors if, at any time, less than a majority of the Trustees/Directors then holding office were elected by shareholders. Neither the Fund nor the Trust currently intends to hold regular shareholder meetings. The Bylaws of the Fund require an annual meeting of shareholders only in years in which shareholder action is needed on the election of Directors. The Fund's Bylaws permit a special meeting of the shareholders to be called for any purpose by a majority of the Directors, the Chairman of the Board or the President of the Fund. Cumulative voting is not permitted in the election of Directors of the Fund or of Trustees of the Trust. Like shareholders of the Trust, shareholders of the Fund are also entitled, under the 1940 Act, to vote on certain matters specified in the 1940 Act.

        The ByLaws of the Fund provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of the Fund. Except when a larger quorum is required by applicable law or the applicable governing documents, with respect to the Trust, 25% of the shares entitled to be cast present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders' meeting but any lesser number is sufficient for adjourned sessions. Approval of a matter by the shareholders of the Fund generally requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. A Director of the Fund must be elected by the affirmative vote of a plurality of the votes cast by holders of shares entitled to vote in such election. For the Trust, when a quorum is present at a meeting, a majority (greater than 50%) of the shares present and entitled to vote is sufficient to act on a matter and a majority of the shares voted is required to elect a Trustee (unless a larger vote is required by the applicable governing documents or other law, including the 1940 Act). A Director of the Fund may be removed with or without cause by the shareholders holding a majority of the votes entitled to be cast at an election of Directors at a meeting of shareholders at which a quorum is present. A Trustee of the Trust may be removed at a meeting of shareholders, duly called, by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

        Under the Declaration of Trust/Articles of Incorporation of the Trust and the Fund, respectively, each whole share of beneficial interest or common stock of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote, in each case irrespective of class.

LIQUIDATION

        In the event of liquidation of the Fund, the shareholders of each of the Fund's Portfolios that has been established and designated, including of Value Leaders, shall be entitled to receive, as a group, the excess of the assets belonging to that Portfolio over the liabilities belonging to that Portfolio. The assets so distributable to the shareholders of any particular portfolio that has but a single class of outstanding shares will be distributed among such stockholders in proportion to the number of shares of that portfolio held by them and recorded on the books of the Fund. Any assets not readily identifiable as belonging to any particular portfolio will be allocated by or under the supervision of the Directors to and among any one or more of the portfolios established and designated. Any such allocation by the Directors is conclusive and binding for all purposes. In the event of the liquidation of the Trust, the same provisions discussed above would apply.

LIABILITY AND INDEMNIFICATION OF TRUSTEES/DIRECTORS

        Pursuant to Maryland law and its Bylaws, the Fund shall indemnify current and former Directors and officers of the Fund to the extent permitted or required by Maryland corporate law, provided, however, that other than for Directors and except as specifically required by Maryland corporate law, the Fund is required to indemnify or advance expenses only to the extent specifically approved by resolution of the Fund's Board of Directors. No indemnification or advance payment of expenses is provided to Directors or officers who engage in willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Bylaws also provide that the Fund will not advance payment of legal expenses to a Director or officer unless the Director or officer undertakes to repay the advance unless (A) it is determined that such director or officer is entitled to the indemnification, and (B)(i) the Director or officer provides a security for the undertaking, (ii) the Fund is insured against losses arising from any unlawful advance, or (iii) a majority of a quorum of the disinterested non-party Directors, or an independent legal counsel by written opinion, determines that there is reason to believe that the person ultimately will be found to be entitled to the indemnification.

        Similarly, to protect the Trustees of the Trust against liability, the Declaration of Trust provides that: (1) the Trustees shall not be responsible or liable for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, or any act or omission of any other Trustee; and (2) the Trust shall indemnify each Trustee against all liabilities and expenses incurred by reason of being or having been a Trustee except with respect to any matter as to which such Trustee shall have been finally adjudicated not to have acted in good faith in the reasonable belief that such Trustee's action was in the best interests of the Trust. Furthermore, the Declaration of Trust provides that nothing in it protects a Trustee against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

        The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust of the Trust and the Articles of Incorporation of the Fund, their ByLaws and Massachusetts or Maryland law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust/Articles of Incorporation, ByLaws and Massachusetts or Maryland law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

        This Prospectus/Proxy Statement is being sent to shareholders of Equity Income in connection with a solicitation of voting instructions by the Trustees of the Trust, to be used at the Meeting to be held at 10:00 a.m. Eastern time, March 14, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, New York, New York 10016, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of Equity Income on or about February 1, 2006.

        The Board of Trustees of the Trust has fixed the close of business on December 30, 2005 as the record date (the "Record Date") for determining the shareholders of Equity Income entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Companies, through their separate accounts, own all of the shares of Equity Income, and are the Record Holders of the Portfolio at the close of business on the Record Date. Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of Equity Income. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of Equity Income for the Contract Owners of the Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

        The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of Equity Income held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of Equity Income is entitled to one vote and any fractional share is entitled to a fractional vote.

        Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

        If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, vote by the Internet or attend in person and provide your voting instructions to the Insurance Company. Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.

        If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

        . Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.


        Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting, any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.



        Approval of the Reorganization will require the affirmative vote of at least two-thirds of the holders of the outstanding shares of Equity Income entitled to vote cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least 25% of the votes at any shareholders' meeting). Abstentions will be counted for purposes of determining a quorum, but will not be included in the amount of shares voted. As of the Record Date, the Record Holders of Equity Income were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Declaration of Trust of the Trust.

        Voting instructions solicitations will be made primarily by mail, but beginning on or about February 13, 2006 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Travelers Asset Management International Company, its affiliates or other representatives of Equity Income (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by Computershare Fund Services, the Trust's proxy solicitor. The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures (estimated at $50,910) will be paid by Equity Income and Value Leaders, pro rata, in accordance with their relative net assets.

        If shareholders of Equity Income do not vote to approve the Reorganization, the Trustees of the Trust will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

        A shareholder of Equity Income who objects to the proposed Reorganization will not be entitled under either Massachusetts law or the Declaration of the Trust of the Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if the Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

        The Trust does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Prospectus/Proxy Statement so that they will be received by the Trust in a reasonable period of time prior to that meeting.

        The votes of the shareholders of Value Leaders are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganization.

SHAREHOLDER INFORMATION


        The Record Holders of Equity Income at the close of business on December 30, 2005 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of Equity Income owned as of the Record Date. As of the Record Date, the total number of shares of Equity Income outstanding and entitled to vote was 20,810,541.

        As of December 30, 2005, the officers and Trustees/Directors of the Trust and the Fund beneficially owned as a group less than 1% of the outstanding shares of Equity Income and Value Leaders, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


        On December 30, 2005 to the knowledge of the Trustees and management of the Trust, Citicorp Life Variable Annuity Separate Account, First Citicorp Life Annuity Separate Account, First MetLife Investors Variable Annuity Account One, MetLife Investors USA Separate Account A, Separate Account CPPVUL1, Separate Account PP, The Travelers Fund ABD for Variable Annuities, The Travelers Fund BD III for Variable Annuities, The Travelers Fund UL, The Travelers Fund UL III for Variable Life Insurance, The Travelers Separate Account Eleven for Variable Annuities, The Travelers Separate Account Five for Variable Annuities, The Travelers Separate Account Nine for Variable Annuities, The Travelers Separate Account QP for Variable Annuities, The Travelers Separate Account QPN for Variable Annuities, The Travelers Separate Account Seven for Variable Annuities, The Travelers Separate Account TM for Variable Annuities, The Travelers Variable Life Insurance Separate Account Four, TIC Separate Account Thirteen for Variable Annuities, TIC Variable Annuity Separate Account 2002, The Travelers Fund ABD II for Variable Annuities, The Travelers Fund UL II, The Travelers Separate Account Eight for Variable Annuities, The Travelers Separate Account Six for Variable Annuities, The Travelers Separate Account Ten for Variable Annuities, The Travelers Separate Account Twelve for Variable Annuities, The Travelers Variable Life Insurance Separate Account Two, TLAC Separate Account Fourteen for Variable Annuities and TLAC Variable Annuity Separate Account 2002 collectively owned of record 100% of the shares of Equity Income.

        Each Insurance Company has advised the Trust and the Fund that as of December 30, 2005 there were no persons owning Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the shares of Equity Income or Value Leaders, respectively, except as follows:

--------------------------------------------------------------------------------
EQUITY INCOME
--------------------------------------------------------------------------------

                                                        % OF SHARES OF PORTFOLIO    % OF CLASS D SHARES OF PORTFOLIO
NAME AND ADDRESS                       NO. OF SHARES     BEFORE REORGANIZATION       AFTER REORGANIZATION
----------------                       -------------   -------------------------    --------------------------------
FIRST AMERICAN TRUST, FSB
4380 LA JOLLA VILLAGE DRIVE STE 200
San Diego, CA 92122                      1,417,417               6.81%                            6.81%


        As of the date of this Prospectus/Proxy Statement, 100% of the outstanding voting securities of the Fund were owned by separate accounts of MetLife, New England Life Insurance Company ("NELICO"), MetLife Investors USA Insurance Company ("MetLife Investors"), and/or General American Life Insurance Company ("General American") (or any affiliate of any such company), and may, from time to time, be owned by those separate accounts or the separate accounts and general accounts of such companies (or any affiliate of any such company). Therefore, as of the date of this Prospectus/Proxy Statement, MetLife, NELICO, MetLife Investors and General American were each presumed to be in control (as that term is defined in the 1940 Act) of the Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

        The Annual Report of the Trust relating to Equity Income, for the fiscal year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Annual Report of the Fund relating to Value Leaders, for the year ended as of December 31, 2004, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of Deloitte & Touche LLP, independent registered public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of Value Leaders will be passed upon by Ropes & Gray LLP.

                             ADDITIONAL INFORMATION

        The Trust and the Fund are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661 and at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.


OTHER BUSINESS

        The Trustees of the Trust do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

          THE TRUSTEES OF THE TRUST RECOMMEND APPROVAL OF THE PLAN AND
           ANY UNMARKED VOTING INSTRUCTIONS WILL BE VOTED IN FAVOR OF
                              APPROVAL OF THE PLAN.


February 1, 2006